MILESTONE

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA

ANNUAL REPORT (unaudited)
DECEMBER 31, 2021

This is a copy of the annual report of the separate account in which your Monarch Life Insurance Company variable annuity contract invests.  We take pride in our continued commitment to provide prompt, courteous service to our contract owners.  For inquiries regarding your contract, please call our Annuity Service Center at 1-800-654-0050.

No independent auditor has expressed an opinion or any other form of assurance with respect to any information contained in this annual report.

The investment results presented in this report are historical and are no indication of future performance.

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA STATEMENTS OF NET ASSETS (unaudited)
DECEMBER 31, 2021
Investments in:	Cost	Number of Shares	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Market V.I. Fund	$--	--	$1.00	$--	$--	$--	$--
U.S. Government Bond V.I. Fund	--	--	10.49	--	--	--	--
High Yield V.I. Fund	10,889	1,564	7.59	11,875	48	7	11,930
Advantage SMID Cap V.I. Fund	168,979	7,938	21.92	173,990	--	(4)	173,986
Basic Value V.I. Fund	119,188	8,768	13.99	122,668	--	(3)	122,665

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MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)
FOR THE YEAR ENDED DECEMBER 31, 2021
	Government Money Market V.I. Division	U.S. Government Bond V.I. Division	High Yield V.I. Division	Advantage SMID Cap V.I. Division	Basic Value V.I. Division

Investment Income:
Dividends	$--	$--	$531	$1,487	$1,530
Expenses:
Risk Charges and Administrative Expenses	--	--	(164)	(2,363)	(1,643)
Net Investment Income (Loss)	--	--	367	(876)	(113)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	--	13	790	(65)
Net Unrealized Gains (Losses)	--	--	33	(30,582)	3,417
Capital Gain Distributions	--	--	34	49,387	17,186
Net Gains	--	--	80	19,595	20,538

Net Increase in Net Assets
Resulting from Operations	--	--	447	18,719	20,425

Transfers Due to Terminations	--	--	(1)	3	6

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	--	--	(1)	3	6

Total Increase in Net Assets	--	--	446	18,722	20,431
Net Assets - Beginning of Year	--	--	11,484	155,264	102,234
Net Assets - End of Year	$--	$--	$11,930	$173,986	$122,665

2

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)
FOR THE YEAR ENDED DECEMBER 31, 2020
	Government Money Market V.I. Division	U.S. Government Bond V.I. Division	High Yield V.I. Division	Advantage U.S. Total Market V.I. Division	Basic Value V.I. Division

Investment Income:
Dividends (a)	$--	$--	$563	$1,591	$2,181
Expenses:
Risk Charges and Administrative Expenses	--	--	(149)	(1,840)	(1,230)
Net Investment Income (Loss)	--	--	414	(249)	951

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	--	(2)	409	(407)
Net Unrealized Gains (Losses)	--	--	215	14,759	(801)
Capital Gain Distributions (a)	--	--	--	9,098	2,244
Net Gains	--	--	213	24,266	1,036

Net Increase in Net Assets
Resulting from Operations	--	--	627	24,017	1,987

Transfers Due to Terminations	--	--	4	(4)	9

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	--	--	4	(4)	9

Total Increase in Net Assets	--	--	631	24,013	1,996
Net Assets - Beginning of Year	--	--	10,853	131,251	100,238
Net Assets - End of Year	$--	$--	$11,484	$155,264	$102,234

(a) Prior to 2021 short term capital gain distributions were reported as Dividends.  These statements have been adjusted to reflect reclassification of short term capital gain distributions from Dividends to Capital Gains Distributions.

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MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
NOTES TO FINANCIAL STATEMENTS (unaudited)
DECEMBER 31, 2021

NOTE 1‑ORGANIZATION

Monarch Life Insurance Company Separate Account VA (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act) and is currently comprised of five investment divisions.  Three investment divisions of the Account are invested solely in the shares of three corresponding separate funds of the BlackRock Variable Series Funds, Inc., and the remaining two investment divisions are invested solely in the shares of two corresponding separate funds of the BlackRock Variable Series Funds II, Inc. (the Funds), both are open‑end management investment companies registered under the 1940 Act.  BlackRock Advisors, LLC, is the investment advisor for the Funds.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Monarch Life, as well as other life insurance companies, perform annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of their reserves.

In February 2021 the Society of Actuaries (SOA) released an "Analysis of Claim Termination Experience from 2006 to 2014" which was revised in August 2021 (the Analysis).  Monarch Life's Appointed Actuary, Willis Towers Watson (WTW), advised that implementation of the Analysis as part of Monarch Life's cash flow testing may require significant reserve strengthening in the range of $20 - 25 million based on estimates using prior year-end data assumptions.

Monarch Life informed WTW that given the recent publication of the Analysis and Monarch Life's desire to more fully evaluate its impact, that WTW consider using the methodologies used in prior years, rather than implement data from the Analysis.  WTW informed Monarch Life that they had determined that the Analysis would need to be implemented for year-end 2021 cash flow testing.  WTW provided a brief overview of the Analysis and its implementation for Monarch Life which indicated reserve strengthening of $25 million would be required.  The amount of strengthening is extremely large relative to Monarch Life's current net disability income claim reserve of $140.4 million - the increase would approximate 17.8%.

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
NOTES TO FINANCIAL STATEMENTS (unaudited)
DECEMBER 31, 2021

NOTE 1‑ORGANIZATION‑continued

Monarch Life has received an “adverse” statement of actuarial opinion from WTW for December 31, 2021.  Monarch Life has not made any reserve strengthening adjustments relative to the Analysis in their 2021 Annual Statement.

Monarch Life has informed the Massachusetts Division of Insurance (DOI) of this actuarial opinion.

The Massachusetts Commissioner of Insurance, as Rehabilitator of Monarch Life, has engaged Milliman, Inc., to conduct a review of Monarch Life's individual disability income business with a focus on the new experience study released by the SOA in 2021.  Monarch Life is not disputing the results of the WTW review, but given the importance of the matter, Monarch Life management and the Rehabilitator have determined that a second review is appropriate before making such a significant reserve adjustment.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the contract owners participating in the Account.

Effective February 9, 2021, the Advantage U.S. Total Market V.I. Fund was renamed Advantage SMID Cap V.I. Fund.

NOTE 2‑SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS:  The investments in shares of the Funds are valued at fair value, which is the reported net asset value per share of the respective Funds each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares are purchased or sold.  The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT:  At December 31, 2021, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements.

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
NOTES TO FINANCIAL STATEMENTS (unaudited)
DECEMBER 31, 2021

NOTE 3‑PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2021 are shown below:

	Purchases	Sales
Government Money Market V.I. Fund	$--	$--
U.S. Government Bond V.I. Fund	--	--
High Yield V.I. Fund	563	164
Advantage SMID Cap V.I. Fund	50,873	2,358
Basic Value V.I. Fund	18,716	1,636

NOTE 4‑EXPENSES

Monarch Life assumes mortality and expense risks and administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks.  This charge is, on an annual basis, equal to a rate of 1.4% (0.85% for mortality risks, 0.40% for expense risks, and 0.15% for administrative charges) of the daily net assets of the Account.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2021 and 2020 are shown below:

		2021			2020
			Net			Net
	Issued	Redeemed	Decrease	Issued	Redeemed	Decrease
Government Money Market V.I. Division	--	--	--	--	--	--
U.S. Government Bond V.I. Division	--	--	--	--	--	--
High Yield V.I. Division	--	--	--	--	--	--
Advantage SMID Cap V.I. Division	--	--	--	--	--	--
Basic Value V.I. Division	--	--	--	--	--	--

NOTE 6-CONTRACT CHARGES

An annual contract maintenance charge of $30 may be assessed annually by Monarch Life during a contract’s accumulation period.

Premium tax may be assessed to a contract.  Premium taxes (if any) vary from state to state, are primarily calculated on premium amounts, and range from 0.5% to 3.0%.

Withdrawal charges may be assessed to a contract if withdrawals are made in excess of certain amounts or are made in certain years.  Withdrawal charges (if any) range from 1% to 5% of the amount withdrawn and the cumulative total of all withdrawal charges is guaranteed never to exceed 5% of a contract’s total purchase payments.
MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
NOTES TO FINANCIAL STATEMENTS (unaudited)
DECEMBER 31, 2021

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES

Contract owners’ accumulation values for 2021, 2020, 2019, 2018, and 2017 consist of the following:

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Accumulation Value	Investment Income Ratio*	Expenses as a % of Average Accumulation Value**	Total Return***

2021 Government Money Market V.I. Division	--	$13.61	$--	0.00%	1.40%	-1.39%
U.S. Government Bond V.I. Division	--	29.02	--	0.00%	1.40%	-2.97%
High Yield V.I. Division	229	52.06	11,930	4.79%	1.40%	3.87%
Advantage SMID Cap V.I. Division	315	552.61	173,986	30.20%	1.40%	12.06%
Basic Value V.I. Division	960	127.82	122,665	16.01%	1.40%	19.98%

2020
Government Money Market V.I. Division	--	$13.80	$--	0.00%	1.40%	-1.01%
U.S. Government Bond V.I. Division	--	29.91	--	0.00%	1.40%	4.98%
High Yield V.I. Division	229	50.12	11,484	5.28%	1.40%	5.82%
Advantage U.S. Total Market V.I. Division	315	493.15	155,264	3.52%	1.40%	18.30%
Basic Value V.I. Division	960	106.53	102,234	3.75%	1.40%	1.99%

2019
Government Money Market V.I. Division	--	$13.94	$--	0.00%	1.40%	0.51%
U.S. Government Bond V.I. Division	--	28.49	--	0.00%	1.40%	4.91%
High Yield V.I. Division	229	47.37	10,853	5.33%	1.40%	13.72%
Advantage U.S. Total Market V.I. Division	315	416.88	131,251	10.18%	1.40%	27.14%
Basic Value V.I. Division	960	104.45	100,238	11.13%	1.40%	22.19%

2018
Government Money Market V.I. Division	--	$13.87	$--	0.00%	1.40%	0.19%
U.S. Government Bond V.I. Division	--	27.16	--	0.00%	1.40%	-1.10%
High Yield V.I. Division	229	41.66	9,544	5.46%	1.40%	-4.02%
Advantage U.S. Total Market V.I. Division	315	327.77	103,196	10.94%	1.40%	-7.66%
Basic Value V.I. Division	960	85.48	82,036	12.63%	1.40%	-9.14%

2017
Government Money Market V.I. Division	--	$13.84	$--	0.00%	1.40%	-0.75%
U.S. Government Bond V.I. Division	--	27.46	--	0.00%	1.40%	0.10%
High Yield V.I. Division	229	43.40	9,941	5.19%	1.40%	5.86%
Advantage U.S. Total Market V.I. Division	315	355.12	111,806	8.21%	1.40%	12.47%
Basic Value V.I. Division	960	94.08	90,285	2.40%	1.40%	6.74%

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
NOTES TO FINANCIAL STATEMENTS (unaudited)
DECEMBER 31, 2021

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values.  The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values.  Expenses of the underlying investments and any charges made directly to a contract (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any contract charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8‑DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified.  The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9‑PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the contracts maintained in the Account.  BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10‑SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2021 which require recognition or disclosure in the financial statements.